SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                    FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                              ENDOREX CORP.
            (Exact Name of Registrant as Specified in Its Charter)

             Delaware                             41-1505029
	(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

	900 North Shore Drive, Lake Bluff, Illinois             60044
(Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
_______________ (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                  Name of Each Exchange on Which
to be registered:                    Each Class is to be Registered:
Common Stock, par value $.001            American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:
                                  None
[page]

Item 1.  Description of Registrant's Securities to be Registered.

The description of the Common Stock, $.001 par value, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-2 (the "Form S-2"), as filed with the Securities and Exchange Commission on January 21, 1998, as amended, is hereby incorporated by reference.


Item 2.  Exhibits.

         None.


SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ENDOREX CORP.
                                          (Registrant)


Dated:	August 4, 1998                   By: /s/ David G. Franckowiak
                                                David G. Franckowiak
                                                Vice President,
                                                Finance and Administration
                                                (principal financial and
                                                  accounting officer)


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